UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2006


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                        II-E: 0-17320           II-E: 73-1324751
   Oklahoma             II-F: 0-17799           II-F: 73-1330632
----------------      ----------------        -------------------
(State or other         (Commission            (I.R.S. Employer
jurisdiction of         File Number)           Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
     [  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)
     [  ] Pre-commencement  communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B) Pro forma financial information.

     (1)  Geodyne Energy Income Limited Partnership II-E
          (a)  Pro Forma Balance Sheet as of September 30, 2006.
          (b) Pro Forma Statement of Operations for the nine months ended September 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

     (2)  Geodyne Energy Income Limited Partnership II-F
          (a)  Pro Forma Balance Sheet as of September 30, 2006.
          (b) Pro Forma Statement of Operations for the nine months ended September 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

UNAUDITED PRO FORMA FINANCIAL DATA
----------------------------------

The following unaudited pro forma balance sheet as of September 30, 2006, unaudited pro forma statements of operations for the nine months ended September 30, 2006, and the unaudited pro forma statements of operations for the years ended December 31, 2005, 2004 and 2003 give effect to the sale of producing properties at an auction in February 2007 as described in ITEM 2 to Form 8-K dated February 7, 2007 and filed February 13, 2007 and October and December 2006 auctions described in previous 8-K filings. The unaudited pro forma balance sheet is presented as if the divestitures had occurred on September 30, 2006. The unaudited pro forma statements of operations are presented as if the divestitures had occurred on January 1, 2003. The unaudited pro forma financial data are based on assumptions and includes adjustments as explained in the notes to the unaudited pro forma financial statements. The actual recording of the transactions could differ.




                                         GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                                            UNAUDITED PRO FORMA BALANCE SHEET
                                                    SEPTEMBER 30, 2006

                                                          ASSETS


                                                    Pro Forma        Pro Forma         Pro Forma
                                                 Adjustments        Adjustments       Adjustments
                                                     October          December          February
                                                      2006              2006              2007
                                    Historical       Auction          Auction           Auction       Pro Forma
                                                    (Note 2a)        (Note 2b)         (Note 2c)
                                    ----------     -----------      -----------       -------------   -----------
CURRENT ASSETS:
   Cash and cash equivalents        $  791,807      $1,960,852         $362,365         $466,233       $3,581,257
   Accounts receivable:
      Oil and gas sales                347,272               -                -                -          347,272
   Assets held for sale                449,947     (   138,497)       (  16,602)       (  11,666)         283,182
                                    ----------      ----------         --------         --------       ----------
Total current assets                $1,589,026      $1,822,355         $345,763         $454,567       $4,211,711


NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                      849,630               -                -                -          849,630

DEFERRED CHARGE                        208,171               -                -                -          208,171
                                    ----------      ----------         --------         --------       ----------
                                    $2,646,827      $1,822,355         $345,763         $454,567       $5,269,512
                                    ==========      ==========         ========         ========       ==========




                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                                            UNAUDITED PRO FORMA BALANCE SHEET
                                                    SEPTEMBER 30, 2006

                                        LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

                                                       Pro Forma        Pro Forma       Pro Forma
                                                      Adjustments      Adjustments     Adjustments
                                                        October          December       February
                                                         2006              2006           2007
                                       Historical       Auction          Auction        Auction        Pro Forma
                                                       (Note 2a)        (Note 2b)       (Note 2c)
                                       ----------     ------------     ------------    ------------   -----------
CURRENT LIABILITIES:
   Accounts payable                    $  111,025      $        -         $      -       $      -      $  111,025
   Gas imbalance payable                   43,424               -                -              -          43,424
   Asset retirement obligation -
      current                               9,017               -                -              -           9,017
   Asset retirement obligation -
      assets held for sale                107,875     (    70,028)       (   5,828)     (  11,697)         20,322
   Accounts payable of assets
      held for sale                        26,133               -                -              -          26,133
                                       ----------      ----------         --------       --------      ----------
Total current liabilities              $  297,474     ($   70,028)       ($  5,828)     ($ 11,697)     $  209,921

LONG-TERM LIABILITIES:
   Accrued liability                   $   69,372      $        -         $      -       $      -      $   69,372
   Asset retirement
      obligation                          128,871               -                -              -         128,871
                                       ----------      ----------         --------       --------      ----------
Total long-term liabilities            $  198,243      $        -         $      -       $      -      $  198,243




                                      -5-



PARTNERS' CAPITAL (DEFICIT):
   General Partner                    ($  119,181)     $  189,238         $ 35,159      $ 46,626       $  151,842
   Limited Partners, issued
      and outstanding,
      228,821 units                     2,270,291       1,703,145          316,432       419,638        4,709,506
                                       ----------      ----------         --------      --------       ----------
Total Partners' capital                $2,151,110      $1,892,383         $351,591      $466,264       $4,861,348
                                       ----------      ----------         --------      --------       ----------
                                       $2,646,827      $1,822,355         $345,763      $454,567       $5,269,512
                                       ==========      ==========         ========      ========       ==========


                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

                                                       Pro Forma        Pro Forma       Pro Forma
                                                      Adjustments      Adjustments     Adjustments
                                                        October          December       February
                                                         2006              2006           2007
                                       Historical       Auction          Auction        Auction         Pro Forma
                                                       (Note 2d)        (Note 2d)       (Note 2d)
                                       ----------     -----------      ------------    ----------       ----------
REVENUES:
  Oil and gas sales                    $1,804,494       $      -        $        -       $      -       $1,804,494
  Interest income                          25,781              -                 -              -           25,781
  Gain on sale of oil and
    gas properties                             11              -                 -              -               11
  Other income                              7,493              -                 -              -            7,493
                                       ----------       --------        ----------       --------       ----------
                                       $1,837,779       $      -        $        -       $      -       $1,837,779

COSTS AND EXPENSES:
  Lease operating                      $  393,628       $      -        $        -       $      -       $  393,628
  Production tax                          120,395              -                 -              -          120,395
  Depreciation, depletion,
    and amortization of oil
    and gas properties                     74,318              -                 -              -           74,318
  Impairment provision                     20,278              -                 -              -           20,278
  General and administrative              215,186              -                 -              -          215,186

                                       ----------       --------        ----------       --------       ----------
                                       $  823,805       $      -        $        -       $      -       $  823,805
                                       ----------       --------        ----------       --------       ----------





                                      -7-




INCOME FROM CONTINUING
  OPERATIONS                           $1,013,974       $      -        $        -       $      -       $1,013,974
                                       ==========       ========        ==========       ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                           $  107,333       $      -        $        -       $      -       $  107,333
                                       ==========       ========        ==========       ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                           $  906,641       $      -        $        -       $      -       $  906,641
                                       ==========       ========        ==========       ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit                  $     3.96       $      -        $        -       $      -       $     3.96
                                       ==========       ========        ==========       ========       ==========
UNITS OUTSTANDING                         228,821        228,821           228,821        228,821          228,821
                                       ==========       ========        ==========       ========       ==========




                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2005


                                                    Pro Forma        Pro Forma         Pro Forma
                                                   Adjustments      Adjustments       Adjustments
                                                     October          December         February
                                                      2006              2006             2007
                                   Historical        Auction          Auction          Auction        Pro Forma
                                                    (Note 2d)        (Note 2d)         (Note 2d)
                                   ----------      -----------      ------------      -----------     -----------
REVENUES:
  Oil and gas sales                $3,949,949       ($449,433)         ($80,830)       ($153,461)      $3,266,225
  Interest income                      13,967               -                 -                -           13,967
  Gain on sale of oil and
    gas properties                        193               -                 -                -              193
  Other income                          5,177               -                 -                -            5,177
                                   ----------        --------           -------         --------       ----------
                                   $3,969,286       ($449,433)         ($80,830)       ($153,461)      $3,285,562

EXPENSES:
  Lease operating                  $  503,196       ($ 91,938)         ($ 5,769)       ($ 35,401)      $  370,088
  Production tax                      281,131       (  42,960)         (  6,703)       (   5,309)         226,159
  Depreciation, depletion,
    and amortization of oil
    and gas properties                204,315       (  79,842)         (  2,036)       (   1,017)         121,420
  General and administrative          281,418               -                 -                -          281,418
                                   ----------        --------           -------         --------       ----------
                                   $1,270,060       ($214,740)         ($14,508)       ($ 41,727)      $  999,085
                                   ----------        --------           -------         --------       ----------




                                      -9-




INCOME FROM CONTINUING
  OPERATIONS                       $2,699,226       ($234,693)         ($66,322)       ($111,734)      $2,286,477
                                   ==========        ========           =======         ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  286,914       ($ 30,655)         ($ 6,815)       ($ 11,265)      $  238,179
                                   ==========        ========           =======         ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $2,412,312       ($204,038)         ($59,507)       ($100,469)      $2,048,298
                                   ==========        ========           =======         ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    10.54       ($   0.89)         ($  0.26)       ($   0.44)      $     8.95
                                   ==========        ========           =======         ========       ==========
UNITS OUTSTANDING                     228,821         228,821           228,821          228,821          228,821
                                   ==========        ========           =======         ========       ==========



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2004


                                                  Pro Forma        Pro Forma         Pro Forma
                                                 Adjustments      Adjustments       Adjustments
                                                   October          December          February
                                                    2006              2006              2007
                                   Historical      Auction          Auction           Auction         Pro Forma
                                                  (Note 2d)        (Note 2d)          (Note 2d)
                                   ----------    -----------      ------------      -----------       ----------
REVENUES:
  Oil and gas sales                $2,788,915     ($309,054)         ($45,577)       ($153,995)       $2,280,289
  Interest income                       4,783             -                 -                -             4,783
  Gain on sale of oil and
    gas properties                      9,419             -                 -                -             9,419
  Other income                          1,920             -                 -                -             1,920
                                   ----------      --------           -------         --------        ----------
                                   $2,805,037     ($309,054)         ($45,577)       ($153,995)       $2,296,411

EXPENSES:
  Lease operating                  $  494,357     ($ 48,694)         ($13,627)       ($ 23,707)       $  408,329
  Production tax                      189,382     (  15,047)         (  4,021)       (   8,576)          161,738
  Depreciation, depletion,
    and amortization of oil
    and gas properties                201,433     ( 112,335)         (  1,461)       (     379)           87,258
  General and administrative          276,031             -                 -                -           276,031
                                   ----------      --------           -------         --------        ----------
                                   $1,161,203     ($176,076)         ($19,109)       ($ 32,662)       $  933,356
                                   ----------      --------           -------         --------        ----------




                                      -11-




INCOME FROM CONTINUING
  OPERATIONS                       $1,643,834     ($132,978)         ($26,468)       ($121,333)       $1,363,055
                                   ==========      ========           =======         ========        ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  181,054     ($ 23,408)         ($ 2,778)       ($ 12,167)       $  142,701
                                   ==========      ========           =======         ========        ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,462,780     ($109,570)         ($23,690)       ($109,166)       $1,220,354
                                   ==========      ========           =======         ========        ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     6.39     ($   0.48)         ($  0.10)       ($   0.48)       $     5.33
                                   ==========      ========           =======         ========        ==========
UNITS OUTSTANDING                     228,821       228,821           228,821          228,821           228,821
                                   ==========      ========           =======         ========        ==========



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  Pro Forma        Pro Forma        Pro Forma
                                                 Adjustments      Adjustments      Adjustments
                                                   October          December         February
                                                    2006              2006             2007
                                   Historical      Auction          Auction          Auction          Pro Forma
                                                  (Note 2d)        (Note 2d)         (Note 2d)
                                   ----------    -----------      ------------     ------------       ----------
REVENUES:
  Oil and gas sales                $2,747,176     ($272,840)         ($43,226)       ($156,249)       $2,274,861
  Interest income                       3,318             -                 -                -             3,318
  Gain on sale of oil and
    gas properties                     21,407             -                 -                -            21,407
                                   ----------      --------           -------         --------        ----------
                                   $2,771,901     ($272,840)         ($43,226)       ($156,249)       $2,299,586

EXPENSES:
  Lease operating                  $  470,669     ($ 50,737)         ($ 8,842)       ($ 23,615)       $  387,475
  Production tax                      194,259     (  29,183)         (  3,554)       (   9,080)          152,442
  Depreciation, depletion,
    and amortization of oil
    and gas properties                137,213     (  25,846)         (  2,116)       (     378)          108,873
  General and administrative          278,935             -                 -                -           278,935
                                   ----------      --------           -------         --------        ----------
                                   $1,081,076     ($105,766)         ($14,512)       ($ 33,073)       $  927,725
                                   ----------      --------           -------         --------        ----------




                                      -13-




INCOME FROM CONTINUING
  OPERATIONS                       $1,690,825     ($167,074)         ($28,714)       ($123,176)       $1,371,861
                                   ==========      ========           =======         ========        ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  181,100     ($ 19,034)         ($ 3,062)       ($ 12,352)       $  146,652
                                   ==========      ========           =======         ========        ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,509,725     ($148,040)         ($25,652)       ($110,824)       $1,225,209
                                   ==========      ========           =======         ========        ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     6.60     ($   0.65)         ($  0.11)       ($   0.48)       $     5.36
                                   ==========      ========           =======         ========        ==========
UNITS OUTSTANDING                     228,821       228,821           228,821          228,821           228,821
                                   ==========      ========           =======         ========        ==========


NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of September 30, 2006 is presented as if the divestitures had occurred on September 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the nine months ended September 30, 2006 are presented as if the divestitures had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the nine months ended September 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on September 30, 2006, an estimated non-recurring gain of $1,892,383 for the October 2006 auction, an estimated non-recurring gain of $351,591 for the December 2006 auction, and an estimated non-recurring gain of $466,264 for the February 2007 auction would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds from the October 2006 auction of $1,960,852 for the II-E Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(b) Reflects net sales proceeds from the December 2006 auction of $362,365 for the II-E Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(c) Reflects net sales proceeds from the February 2007 auction of $466,233 for the II-E Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(d) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold. These adjustments were not necessary in the unaudited Pro Forma Statements of Operations for the nine months ended September 30, 2006 as the operating results of the sold properties were already reflected as discontinued operations.




                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                                            UNAUDITED PRO FORMA BALANCE SHEET
                                                    SEPTEMBER 30, 2006

                                                          ASSETS


                                                       Pro Forma         Pro Forma      Pro Forma
                                                      Adjustments       Adjustments    Adjustments
                                                        October           December       February
                                                         2006               2006           2007
                                     Historical         Auction           Auction        Auction      Pro Forma
                                                       (Note 2a)         (Note 2b)       (Note 2c)
                                     ----------       -----------       -----------    -----------    -----------
CURRENT ASSETS:
   Cash and cash equivalents         $  869,065        $4,449,431          $507,466      $596,569      $6,422,531
   Accounts receivable:
      Oil and gas sales                 245,058                 -                 -             -         245,058
   Assets held for sale                 831,984       (   170,781)        (  17,821)    (  20,978)        622,404
                                     ----------        ----------          --------      --------      ----------
Total current assets                 $1,946,107        $4,278,650          $489,645      $575,591      $7,289,993


NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                       625,822                 -                 -             -         625,822
DEFERRED CHARGE                          30,448                 -                 -             -          30,448
                                     ----------        ----------          --------      --------      ----------
                                     $2,602,377        $4,278,650          $489,645      $575,591      $7,946,263
                                     ==========        ==========          ========      ========      ==========





                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                                            UNAUDITED PRO FORMA BALANCE SHEET
                                                    SEPTEMBER 30, 2006

                                       LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

                                                       Pro Forma         Pro Forma      Pro Forma
                                                      Adjustments       Adjustments    Adjustments
                                                        October           December       February
                                                         2006               2006           2007
                                        Historical      Auction           Auction        Auction      Pro Forma
                                                       (Note 2a)         (Note 2b)      (Note 2c)
                                        ----------    ------------     ------------    -----------    -----------
CURRENT LIABILITIES:
   Accounts payable                     $   34,003     $        -         $      -       $      -      $   34,003
   Gas imbalance payable                     2,024              -                -              -           2,024
   Asset retirement obligation -
      current                                3,358              -                -              -           3,358
   Asset retirement obligation -
      assets held for sale                  82,764    (     4,534)       (   4,017)     (  23,559)         50,654
   Accounts payable of assets
      held for sale                         38,189              -                -              -          38,189
                                        ----------     ----------         --------       --------      ----------
Total current liabilities               $  160,338    ($    4,534)       ($  4,017)     ($ 23,559)     $  128,228

LONG-TERM LIABILITIES:
   Accrued liability                    $   25,662     $        -         $      -       $      -      $   25,662
   Asset retirement
      obligation                           118,930              -                -              -         118,930
                                        ----------     ----------         --------       --------      ----------
Total long-term liabilities             $  144,592     $        -         $      -       $      -      $  144,592




                                      -17-



PARTNERS' CAPITAL (DEFICIT):
   General Partner                     ($   58,000)    $  428,319         $ 49,366       $ 59,915      $  479,600
   Limited Partners, issued
      and outstanding,
      171,400 units                      2,355,447      3,854,865          444,296        539,235       7,193,843
                                        ----------     ----------         --------       --------      ----------
Total Partners' capital                 $2,297,447     $4,283,184         $493,662       $599,150      $7,673,443
                                        ----------     ----------         --------       --------      ----------
                                        $2,602,377     $4,278,650         $489,645       $575,591      $7,946,263
                                        ==========     ==========         ========       ========      ==========



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006


                                                       Pro Forma      Pro Forma        Pro Forma
                                                      Adjustments    Adjustments      Adjustments
                                                        October        December         February
                                                          2006           2006             2007
                                       Historical       Auction        Auction          Auction       Pro Forma
                                                       (Note 2d)      (Note 2d)         (Note 2d)
                                       ----------     -----------    ------------     ------------    ----------
REVENUES:
  Oil and gas sales                    $1,198,064       $      -      $        -        $      -      $1,198,064
  Interest income                          21,183              -               -               -          21,183
  Gain on sale of oil and
    gas properties                             28              -               -               -              28
  Other income                             18,316              -               -               -          18,316
                                       ----------       --------      ----------        --------      ----------
                                       $1,237,591       $      -      $        -        $      -      $1,237,591

COSTS AND EXPENSES:
  Lease operating                      $  197,659       $      -      $        -        $      -      $  197,659
  Production tax                           77,135              -               -               -          77,135

  Depreciation, depletion,
    and amortization of oil
    and gas properties                     99,575              -               -               -          99,575
  Impairment provision                     24,473              -               -               -          24,473
  General and administrative              167,072              -               -               -         167,072
                                       ----------       --------      ----------       ---------      ----------
                                       $  565,914       $      -      $        -       $       -      $  565,914
                                       ----------       --------      ----------       ---------      ----------




                                      -19-



INCOME FROM CONTINUING
  OPERATIONS                           $  671,677       $      -      $        -       $      -       $  671,677
                                       ==========       ========      ==========       ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                           $   76,214       $      -      $        -       $      -       $   76,214
                                       ==========       ========      ==========       ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                           $  595,463       $      -      $        -       $      -       $  595,463
                                       ==========       ========      ==========       ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit                  $     3.47       $      -      $        -       $      -       $     3.47
                                       ==========       ========      ==========       ========       ==========
UNITS OUTSTANDING                         171,400        171,400         171,400        171,400          171,400
                                       ==========       ========      ==========       ========       ==========



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2005


                                                  Pro Forma        Pro Forma         Pro Forma
                                                 Adjustments      Adjustments       Adjustments
                                                   October          December          February
                                                    2006              2006              2007
                                   Historical      Auction          Auction           Auction          Pro Forma
                                                  (Note 2d)        (Note 2d)         (Note 2d)
                                   ----------    -----------      ------------      ------------       ----------
REVENUES:
  Oil and gas sales                $3,860,385     ($506,297)        ($124,781)       ($239,017)        $2,990,290
  Interest income                      14,042             -                 -                -             14,042
  Gain on sale of oil and
    gas properties                        471             -                 -                -                471
                                   ----------      --------          --------        ---------         ----------
                                   $3,874,898     ($506,297)        ($124,781)       ($239,017)        $3,004,803

EXPENSES:
  Lease operating                  $  420,455     ($ 33,847)        ($  3,107)       ($ 76,338)        $  307,163
  Production tax                      239,774     (  24,338)        (   9,604)       (   2,911)           202,921
  Depreciation, depletion,
    and amortization of oil
    and gas properties                135,289     (  18,049)        (   1,996)       (   2,031)           113,213
  General and administrative          217,348             -                 -                -            217,348
                                   ----------      --------          --------         --------         ----------
                                   $1,012,866     ($ 76,234)        ($ 14,707)       ($ 81,280)        $  840,645
                                   ----------      --------          --------         --------         ----------




                                      -21-




INCOME FROM CONTINUING
  OPERATIONS                       $2,862,032     ($430,063)        ($110,074)       ($157,737)        $2,164,158
                                   ==========      ========          ========         ========         ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  296,975     ($ 44,631)        ($ 11,187)       ($ 15,956)        $  225,201
                                   ==========      ========          ========         ========         ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $2,565,057     ($385,432)        ($ 98,887)       ($141,781)        $1,938,957
                                   ==========      ========          ========         ========         ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    14.97     ($   2.25)        ($   0.58)       ($   0.83)        $    11.31
                                   ==========      ========          ========         ========         ==========
UNITS OUTSTANDING                     171,400       171,400           171,400          171,400            171,400
                                   ==========      ========          ========         ========         ==========




                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  Pro Forma        Pro Forma        Pro Forma
                                                 Adjustments      Adjustments      Adjustments
                                                   October          December         February
                                                    2006              2006             2007
                                   Historical      Auction          Auction          Auction          Pro Forma
                                                  (Note 2d)        (Note 2d)         (Note 2d)
                                   ----------    -----------      ------------     ------------       ----------
REVENUES:
  Oil and gas sales                $2,876,134     ($326,445)         ($56,466)       ($274,121)       $2,219,102
  Interest income                       4,458             -                 -                -             4,458
  Gain on sale of oil and
    gas properties                     24,162             -                 -                -            24,162
  Other income                          4,694             -                 -                -             4,694
                                   ----------      --------           -------         --------        ----------
                                   $2,909,448     ($326,445)         ($56,466)       ($274,121)       $2,252,416

EXPENSES:
  Lease operating                  $  425,498     ($ 15,185)         ($ 7,347)       ($ 50,314)       $  352,652
  Production tax                      183,457     (  15,112)         (  4,709)       (  13,119)          150,517
  Depreciation, depletion,
    and amortization of oil
    and gas properties                216,694     (  22,851)         (  1,510)       (     663)          191,670
  General and administrative          211,681             -                 -                -           211,681
                                   ----------      --------           -------         --------        ----------
                                   $1,037,330     ($ 53,148)         ($13,566)       ($ 64,096)       $  906,520
                                   ----------      --------           -------         --------        ----------




                                      -23-




INCOME FROM CONTINUING
  OPERATIONS                       $1,872,118     ($273,297)         ($42,900)       ($210,025)       $1,345,896
                                   ==========      ========           =======         ========        ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  203,874     ($ 29,386)         ($ 4,426)       ($ 21,062)       $  149,000
                                   ==========      ========           =======         ========        ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,668,244     ($243,911)         ($38,474)       ($188,963)       $1,196,896
                                   ==========      ========           =======         ========        ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.73     ($   1.42)         ($  0.22)       ($   1.10)       $     6.99
                                   ==========      ========           =======         ========        ==========
UNITS OUTSTANDING                     171,400       171,400           171,400          171,400           171,400
                                   ==========      ========           =======         ========        ==========



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2003


                                                  Pro Forma        Pro Forma         Pro Forma
                                                 Adjustments      Adjustments       Adjustments
                                                   October          December          February
                                                    2006              2006              2007
                                   Historical      Auction          Auction           Auction        Pro Forma
                                                  (Note 2d)        (Note 2d)          (Note 2d)
                                   ----------    -----------      ------------      -----------      ----------
REVENUES:
  Oil and gas sales                $2,639,281     ($270,422)         ($59,976)       ($272,919)      $2,035,964
  Interest income                       3,228             -                 -                -            3,228
  Gain on sale of oil and
    gas properties                     58,644             -                 -                -           58,644
                                   ----------      --------           -------         --------       ----------
                                   $2,701,153     ($270,422)         ($59,976)       ($272,919)      $2,097,836

EXPENSES:
  Lease operating                  $  407,571     ($ 42,605)         ($ 5,870)       ($ 49,655)      $  309,441
  Production tax                      165,636     (  11,446)         (  4,867)       (  14,307)         135,016
  Depreciation, depletion,
    and amortization of oil
    and gas properties                135,340     (  20,531)         (  2,084)       (     690)         112,035
  General and administrative          213,797             -                 -                -          213,797
                                   ----------      --------           -------         --------       ----------
                                   $  922,344     ($ 74,582)         ($12,821)       ($ 64,652)      $  770,289
                                   ----------      --------           -------         --------       ----------




                                      -25-




INCOME FROM CONTINUING
  OPERATIONS                       $1,778,809     ($195,840)         ($47,155)       ($208,267)      $1,327,547
                                   ==========      ========           =======         ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  189,739     ($ 21,432)         ($ 4,903)       ($ 20,889)      $  142,515
                                   ==========      ========           =======         ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,589,070     ($174,408)         ($42,252)       ($187,378)      $1,185,032
                                   ==========      ========           =======         ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.27     ($   1.02)         ($  0.25)       ($   1.09)      $     6.91
                                   ==========      ========           =======         ========       ==========
UNITS OUTSTANDING                     171,400       171,400           171,400          171,400          171,400
                                   ==========      ========           =======         ========       ==========


NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of September 30, 2006 is presented as if the divestitures had occurred on September 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the nine months ended September 30, 2006 are presented as if the divestitures had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the nine months ended September 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on September 30, 2006, an estimated non-recurring gain of $4,283,184 for the October 2006 auction, an estimated non-recurring gain of $493,662 for the December 2006 auction, and an estimated non-recurring gain of $599,150 for the February 2007 auction would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds from the October 2006 auction of $4,449,431 for the II-F Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(b) Reflects net sales proceeds from the December 2006 auction of $507,466 for the II-F Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(c) Reflects net sales proceeds from the February 2007 auction of $596,569 for the II-F Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(d) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold. These adjustments were not necessary in the unaudited Pro Forma Statements of Operations for the nine months ended September 30, 2006 as the operating results of the sold properties were already reflected as discontinued operations.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-E
                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-F

                                     By:  GEODYNE RESOURCES, INC.
                                     General Partner

                                    //s// Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: February 16, 2007